Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant customarily and actually treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

FIRST AMENDMENT TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF STRATUS BLOCK 150, L.P.

This First Amendment to the Amended and Restated Limited Partnership Agreement of Stratus Block 150, L.P. (this “First Amendment”) is made and entered into by STRATUS BLOCK 150 GP, L.L.C., a Texas limited liability company (the “General Partner”), to be effective as of March 31, 2022 (the “Effective Date”).
R E C I T A L S:
A.    STRATUS BLOCK 150, L.P., a Texas limited partnership (the “Partnership”), is governed by that certain Amended and Restated Limited Partnership Agreement of Stratus Block 150, L.P. dated effective as of August 31, 2021 (the “Partnership Agreement”).
B.    The General Partner and the Class A Limited Partner (as defined in the Partnership Agreement) made additional Capital Contributions (as defined in the Partnership Agreement) in accordance with Sections 4.2(b) and 4.2(c) of the Partnership Agreement.
C.    Pursuant to the authority granted to the General Partner in Section 4.1(b) of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement as set forth in this First Amendment to the reflect the Capital Interests, Voting Interests, and Capital Contributions of the Partners as of the Effective Date.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership Agreement is hereby amended as follows:
1.    Amendment to Exhibit A. Exhibit A of the Partnership Agreement is hereby replaced with the Exhibit A attached hereto and incorporated herein.
2.    Ratification of Partnership Agreement, As Amended. Except as amended by this First Amendment, the Partnership Agreement is hereby ratified, confirmed, and approved.
Executed effective as of the Effective Date.
GENERAL PARTNER:
STRATUS BLOCK 150 GP, L.L.C., a Texas limited liability company, General Partner

By:     /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

{N4559252.1}

EXHIBIT A

TO THE FIRST AMENDMENT
TO THE AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT
OF STRATUS BLOCK 150, L.P.

Partners’ Capital Interests, Voting Interests,
and Capital Contributions through March 31, 2022

Partners	Capital Interest	Voting Interest	Capital Contributions

General Partner:

Stratus Block 150 GP, L.L.C.	0.123893805%	0.123893805%	$21,000

Class A Limited Partner:

Stratus Properties Operating Co., L.P.	30.849557522%	30.849557522%	$5,229,000

Class B Limited Partners:

[***]	5.899705015%	5.899705015%	$1,000,000
[***]	5.899705015%	5.899705015%	$1,000,000
[***]	11.799410029%	11.799410029%	$2,000,000
[***]	8.849557522%	8.849557522%	$1,500,000
[***]	5.899705015%	5.899705015%	$1,000,000
JBM Trust	5.899705015%	5.899705015%	$1,000,000
[***]	5.899705015%	5.899705015%	$1,000,000
[***]	5.899705015%	5.899705015%	$1,000,000
[***]	4.424778761%	4.424778761%	$750,000
[***]	2.949852507%	2.949852507%	$500,000
[***]	1.474926254%	1.474926254%	$250,000
[***]	1.474926254%	1.474926254%	$250,000
[***]	1.474926254%	1.474926254%	$250,000
[***]	1.179941003%	1.179941003%	$200,000

Class B Limited Partners Subtotal:	69.026548673%	69.026548673%	$11,700,000

Total:	100.00%	100.00%	$16,950,000

{N4559252.1}    2